                                                                   EXHIBIT 10.27

                                    FORM OF
                            STOCK OPTION AGREEMENT
                           (INCENTIVE STOCK OPTION)

     This Stock Option Agreement (this "Agreement"), is dated as of _______________, by and between Hines Horticulture, Inc., a Delaware corporation (the "Company"), and the officer or employee of the Company listed on the
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signature page hereto (the "Optionee").
                            --------

     Pursuant to the Company's 1998 Long-Term Equity Incentive Plan (the
"Plan"), the Company and the Optionee desire to enter into an agreement to
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evidence the grant by the Company to the Optionee of an option (the "Option") to
                                                                     ------
acquire that number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), listed on the signature page hereto (the "Option
            ------------                                              ------
Shares").  Certain terms used herein are defined in paragraph 9 below.
------

     The parties hereto hereby agree as follows:

          1.  Option.
              ------

          (a) Term.  Subject to the terms and conditions set forth herein, the
              ----
Company hereby grants to the Optionee (or such other persons as permitted by paragraph 5) an Option to purchase the Option Shares at a price per share equal to that amount listed on the signature page hereto (the "Exercise Price"),
                                                         --------------
payable upon exercise as set forth in paragraph 1(b) below. The Option shall expire at the close of business on the tenth anniversary of the Grant Date (the "Expiration Date"), subject to earlier expiration as provided in paragraph 3(b)
 ---------------
below should the Optionee cease to be an officer or employee of the Company or a Subsidiary. The Exercise Price and the number and kind of shares of Common Stock or other property for which the Option may be exercised shall be subject to adjustment as provided in paragraph 10 below. The Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

          (b) Payment of Option Price.  Subject to paragraph 2 below, the Option
              -----------------------
may be exercised in whole or in part upon payment of an amount (the "Option
                                                                     ------
Price") equal to the product of (i) the Exercise Price and (ii) the number of
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Option Shares to be acquired.  Payment of the Option Price shall be made (i) in cash (including check, bank draft or money order), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the Option Price, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Option Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Option Shares issuable upon exercise of the Option which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the Option Price or
(v) by any combination of the foregoing.

          2.  Exercisability/Vesting.
              ----------------------

          (a) Normal Vesting.  The Option granted hereunder may be exercised
              --------------
only to the extent it has become vested. The Option shall vest daily from the Grant Date for so long as the
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Optionee is an officer or employee of the Company or a Subsidiary, and shall become fully vested on the fourth anniversary of the Grant Date.

          (b) Effect on Vesting in Case of Employment Termination.
              ---------------------------------------------------
Notwithstanding paragraph 2(a) above, the following special vesting rules shall apply if the Optionee's employment with the Company terminates prior to the Option becoming fully vested:

              (i)     Death or Disability. If the Optionee dies or becomes
                      -------------------
     subject to a Disability while an officer or employee of the Company or a Subsidiary, then the Option shall be vested and become fully exercisable as to all of the Option Shares.

              (ii)    Retirement.  If an Optionee ceases to be an officer or
                      ----------
     employee of the Company or a Subsidiary upon the occurrence of his or her Retirement, then any portion of the Option which has not yet vested or become exercisable shall be forfeited immediately upon such Retirement; provided, however, that such options may become fully vested and exercisable in the discretion of the Committee.

              (iii)   Discharge for Cause. If an Optionee ceases to be an
                      -------------------
     officer or employee of the Company or a Subsidiary due to Cause, all of the participant's options and SARs shall be forfeited immediately upon such cessation, whether or not then exercisable.

              (iv)    Other Termination of Employment.  Unless otherwise
                      -------------------------------
     determined by the Committee, if the Optionee ceases to be an officer or employee of the Company or a Subsidiary other than by death, Disability, Retirement or discharge for Cause, the Option shall be vested and fully exercisable with respect to that portion of the Option that was vested and exercisable on the date the Optionee ceased to be an officer or employee of the Company or a Subsidiary and any portion of the Option that was not vested and exercisable on such date shall expire and be forfeited.

          (c) Change in Control.  If there is a Change in Control and an
              -----------------
Optionee is terminated from being an officer or employee of the Company or a Subsidiary within one year thereafter other than for Cause, the Option shall be vested and become fully exercisable as to all of the Option Shares immediately prior to such termination and shall remain so for one year after the date of termination.

          3.  Expiration of Option.
              --------------------

          (a) Normal Expiration.  In no event shall any part of the Option be
              -----------------
exercisable after the Expiration Date set forth in paragraph 1(a) above.

          (b) Early Expiration Upon Termination of Employment. Any portion of
              -----------------------------------------------
the Option that was not vested and exercisable on the date the Optionee ceased to be an officer or employee of the Company or a Subsidiary shall expire and be forfeited on such date (after giving effect to the vesting provisions of paragraphs 2(b) and 2(c) above), and any portion of the Option that was vested and exercisable on the date the Optionee ceased to be an officer or employee of the Company or a Subsidiary shall also expire and be forfeited; provided that
(i) if the Optionee dies or
becomes subject to a Disability, the Option shall expire one year from the date of such death or Disability, but in no event after the Expiration Date; provided that, notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not a disability within the meaning of Section 22(e)(3) of the Code and the Option is not exercised by the Optionee within 90 days after the date of termination of employment, the Option will cease to qualify as Incentive Stock Option and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code, (ii) if the Optionee ceases to be an officer or employee of the Company or a Subsidiary due to Retirement, the portion of the Option that is vested and exercisable shall expire at the end of a period of up to three years from the date of such Retirement, but in no event after the Expiration Date; provided that the participant does not engage in Competition during such three-year period unless she or he receives written consent to do so from the Board or the Committee, and
(iii) if the Optionee is discharged other than for Cause, the portion of the Option that is vested and exercisable shall expire 90 days from the date of such discharge, but in no event after the Expiration Date; provided that the Optionee does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee. If the Optionee is discharged for Cause, all of the Option not previously exercised shall expire and be forfeited whether exercisable or not.

          4.   Procedure for Exercise.  The Optionee may exercise all or any
               ----------------------
portion of the Option, to the extent it has vested and is outstanding, at any time and from time to time prior to the Expiration Date, by delivering written notice to the Company in the form attached hereto as Exhibit A together with
                                                     ---------
payment of the Option Price in accordance with the provisions of paragraph 1(b) above. The Option may not be exercised for a fraction of an Option Share.

          5.   Transferability of Option.  The Option granted hereunder may be
               -------------------------
transferred by the Optionee only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Unless the context otherwise requires, references herein to the Optionee are deemed to include any permitted transferee under this paragraph 5. Unless the Committee determines otherwise, during the Optionee's lifetime, only the Optionee (or his or her guardian or legal representative) or his or her permitted transferee may exercise the Option. In the event of the Optionee's death, the Option (to the extent still held by the Optionee at such time) may be exercised only (i) by the executor or administrator of the Optionee's estate or the person or persons to whom his or her rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that the Optionee was entitled hereunder at the date of the Optionee's death.

          6.   Conformity with Plan.  The Option is intended to conform in all
               --------------------
respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Optionee acknowledges his or her receipt of this Agreement and the Plan and agrees to be bound by all of the terms of this Agreement and the Plan.

          7.   Rights of Participants.  Nothing in this Agreement shall
               ----------------------
interfere with or limit in any way the right of the Company to terminate the Optionee's employment at any time (with or without Cause), nor confer upon the Optionee any right to continue in the employ of the Company

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or a Subsidiary for any period of time or to continue his or her present (or any other) rate of compensation, and in the event of termination of employment (including, but not limited to, termination by the Company without Cause) any portion of the Option that was not previously vested and exercisable shall expire and be forfeited (other than termination due to death, Disability or Retirement). Nothing in this Agreement shall confer upon the Optionee any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Option Shares subject to the Option upon the occurrence of subsequent events except as provided in paragraph 10 below.

          8.  Withholding of Taxes.
              --------------------

          (a) Participant Election. A participant may elect to deliver shares of
              --------------------
Common Stock (or have the Company withhold Option Shares acquired upon exercise of the Option to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of the Option. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined.

          (b) Company Requirement. The Company, to the extent permitted or
              -------------------
required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to the Optionee, an amount equal to any foreign, federal, state or local taxes of any kind required by law to be withheld with respect to the delivery of Option Shares under this Agreement, or to retain or sell without notice a sufficient number of the Option Shares to be issued to the Optionee to cover any such taxes, the payment of which has not otherwise been provided for in accordance with the terms of the Plan, provided that the Company shall not sell any such Option Shares if such sale would be considered a sale by such Optionee for purposes of Section 16 of the Exchange Act that is not exempt from matching thereunder.

          9.  Certain Definitions.  For the purposes of this Agreement, the
              -------------------
following terms shall have the meanings set forth below:

          "Board" means the Board of Directors of the Company.
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          "Cause" shall mean the occurrence of one of the following events:
           -----

              (i) Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

              (ii) Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

              (iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or

               (iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

          "Change in Control" means the occurrence of one of the following
           -----------------
events:

               (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof;
or

                (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
any successor statute.

          "Committee" shall mean the Compensation Committee of the Board.
           ---------

          "Common Stock" shall mean the Common Stock, par value $.01 per share,
           ------------
of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

          "Company" shall mean Hines Horticulture, Inc., a Delaware corporation,
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and (except to the extent the context requires otherwise) any subsidiary corporation of the Company as such term is defined in Section 424(f) of the Code.

          "Competition" shall be deemed to occur if a person whose employment
           -----------
with the Company or a Subsidiary has terminated obtains a position as a full-time or part-time officer or employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiary.

          "Disability" shall mean a disability that would entitle an eligible
           ----------
participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and any successor statute.

          "Fair Market Value" of a share of Common Stock of the Company shall
           -----------------
mean, as of the date in question, the officially-quoted opening selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the date in question or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or withholding taxes and to compute the withholding taxes.

          "Grant Date" shall mean the date of this Agreement.
           ----------

          "Incentive Stock Option" shall mean an option conforming to the
           ----------------------
requirements of Section 422 of the Code and any successor thereto.

          "Nonqualified Stock Option" shall mean any stock option other than an
           -------------------------
Incentive Stock Option.

          "Option Shares" shall mean (i) all shares of Common Stock issued or
           -------------
issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock.

          "Retirement" shall mean retirement as defined under any Company
           ----------
pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and any successor statute.

          "Subsidiary" shall mean a corporation or other entity of which
           ----------
outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

          10.  Adjustments.  In the event of a reorganization, recapitalization,
               -----------
stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee shall, in order to prevent the dilution or enlargement of rights under the Option, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by the Option and the Exercise Price specified herein as may be determined to be appropriate and equitable.

          11.  Termination and Modification of the Plan.  The Board of Directors
               ----------------------------------------
or the Committee, without approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with any listing requirement of the principal stock exchange on which the Common Stock is then listed.

          12.  Remedies.  The parties hereto shall be entitled to enforce their
               --------
rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          13.  Amendment.  Except as otherwise provided in the Plan, any
               ---------
provision of this Agreement may be amended or waived only with the prior written consent of the Optionee and the Committee.

          14.  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

          15.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          16.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

          17.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          18.  Governing Law.  THE VALIDITY, CONSTRUCTION, INTERPRETATION,
               -------------
ADMINISTRATION AND EFFECT OF THE PLAN, AND OF ITS RULES AND REGULATIONS, AND RIGHTS RELATING TO THE PLAN AND TO THIS AGREEMENT, SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS, BUT NOT THE CHOICE OF LAW RULES, OF THE STATE OF DELAWARE.

          19.  Notices.  All notices, demands or other communications to be
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given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to the Optionee at the address appearing on the signature page to this Agreement and to the Company at Hines Horticulture, Inc., 12621 Jeffrey Road, Irvine, California 92620, Attn: Chief Financial Officer, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          20.  Entire Agreement.  This Agreement and the terms of the Plan
               ----------------
constitute the entire understanding between the Optionee and the Company, and supersede all other agreements, whether written or oral, with respect to the acquisition by the Optionee of the Option Shares.

                            *    *    *     *    *

                   SIGNATURE PAGE TO STOCK OPTION AGREEMENT


     IN WITNESS WHEREOF, the parties have executed this Agreement on ___________ to reflect the grant which was authorized on the day as first above written.

                                           HINES HORTICULTURE, INC.



                                           By:__________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                           OPTIONEE:


                                           _____________________________________
                                           Name:

                                           Address (please print):

                                           _____________________________________

                                           _____________________________________

                                           Number of Option Shares:_____________

                                           Exercise Price:______________________

                                   EXHIBIT A


         FORM OF LETTER TO BE USED TO EXERCISE INCENTIVE STOCK OPTION


                                  ___________
                                     Date

Hines Horticulture, Inc.
12621 Jeffrey Road
Irvine, California 92620
Attention:     Chief Financial Officer


     I wish to exercise the stock option granted on ___________ and evidenced by a Stock Option Agreement dated as of _________________, to acquire __________ shares of Common Stock of Hines Horticulture, Inc., at an option price of $_______ per share. In accordance with the provisions of paragraph 1 of the Stock Option Agreement, I wish to make payment of the exercise price (please check all that apply):

          [_]    in cash
          [_]    by delivery of shares of Common Stock held by me
          [_]    by simultaneous sale through a broker of Option Shares
          [_]    by authorizing the Company to withhold Option Shares

Please issue a certificate for these shares in the following name:

______________________________
Name

______________________________
Address

______________________________


                                    Very truly yours,

                                    ____________________________
                                    Signature

                                    ____________________________
                                    Typed or Printed Name

                                    ____________________________
                                    Social Security Number